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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): January 5, 2004





                                  A.S.V., INC.
             (Exact name of registrant as specified in its charter)


          Minnesota                       0-25620                41-1459569
(State or other jurisdiction of      (Commission file         (I.R.S. Employer
        incorporation)                    number)            Identification No.)




                  840 Lily Lane, Grand Rapids, Minnesota 55744
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (218) 327-3434




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Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

                  c.           Exhibits

                  Exhibit      Description of Exhibit
                  -------      ----------------------

                  99           Press release dated January 5, 2004

Item 9.           Regulation FD Disclosure.
                  ------------------------

                  On January 5, 2004, A.S.V., Inc. ("ASV") issued a press release disclosing that Caterpillar Inc. had exercised its warrant for the purchase of 1,040,069 shares of ASV common stock at $21.00 per share. These shares were subject to an acceleration notice issued by ASV on October 21, 2003. Caterpillar was required to either purchase these shares or lose the opportunity to acquire the shares under the warrant.

                  For additional information, see the press release included as
                  Exhibit 99 hereto.

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 SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 5, 2004



                                                A.S.V., Inc.


                                               By: /s/ Gary Lemke
                                                   -----------------------------
                                                   Its: President
                                                        ------------------------





                                  EXHIBIT INDEX



          Exhibit     Description of Exhibit
          -------     ----------------------
             99       Press release dated January 5, 2004